UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

110 West 44th Street New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 536-2842

Registrant’s Former Name or Address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	TTWO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2021, the stockholders of Take-Two Interactive Software, Inc. (the “Company”) approved and adopted an amendment to the Amended and Restated Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan (the “Amended and Restated 2017 Plan”) at the Company’s annual meeting of stockholders (the “Annual Meeting”). Additional information regarding the results of the Company’s Annual Meeting is set forth below in this Report under Item 5.07.

The amendment to the Amended and Restated 2017 Plan increases the available shares reserved thereunder by 4,300,000 shares. No other changes were made to the Amended and Restated 2017 Plan.

The foregoing description of the amendment to the Amended and Restated 2017 Plan is qualified in its entirety by the full text of the Amended and Restated 2017 Plan, as amended, which is attached as Annex B to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on July 27, 2021, and is incorporated by reference herein as Exhibit 10.1.

Item 5.07       Submission of Matters to a Vote of Security Holders.

On September 14, 2021, the Company held its Annual Meeting virtually via live audio-only webcast. As of the record date for the Annual Meeting, the Company had 116,518,257 shares of its common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding. At the Annual Meeting, 90,475,588 shares of Common Stock were represented in person or by proxy. The following matters were submitted to a vote of the stockholders at the Annual Meeting.

1.             Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2022 and until their respective successors have been duly elected and qualified were as follows:

	For	Against	Abstain	Broker Non-Votes
Strauss Zelnick	75,556,913	6,642,419	1,128,571	7,147,685
Michael Dornemann	76,465,818	6,824,489	37,596	7,147,685
Roland Hernandez	82,682,365	560,850	84,688	7,147,685
J Moses	75,269,108	8,020,935	37,860	7,147,685
Michael Sheresky	75,522,020	7,767,957	37,926	7,147,685
LaVerne Srinivasan	80,867,523	2,427,287	33,093	7,147,685
Susan Tolson	77,139,339	6,157,082	31,482	7,147,685
Paul Viera	83,109,747	133,399	84,757	7,147,685

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors, for a term expiring at the annual meeting of stockholders in 2022 and until their respective successors have been duly elected and qualified.

2.             Advisory votes regarding the approval of the compensation of the named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
73,677,809	6,041,976	3,608,118	7,147,685

Based on the advisory votes set forth above, the compensation of the named executive officers was duly approved, on an advisory basis, by our stockholders.

3.             Votes regarding the approval of the adoption of the amendment to the Amended and Restated 2017 Plan were as follows:

For	Against	Abstain	Broker Non-Votes
78,453,210	4,818,325	56,368	7,147,685

Based on the votes set forth above, the amendment to the Amended and Restated 2017 Plan was duly approved and adopted by our stockholders.

4.             Votes regarding ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2022, were as follows:

For	Against	Abstain	Broker Non-Votes
87,465,993	2,967,218	42,377	0

Based on the votes set forth above, the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2022 was duly ratified by our stockholders.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit		Incorporated by Reference			Filed
No.	Description	Form	Exhibit	Filing Date	Herewith
10.1	Amended and Restated Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan	DEF 14A	B	July 27, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Matthew Breitman
	Name:	Matthew Breitman
	Title:	Senior Vice President, General Counsel Americas & Corporate Secretary
Date: September 17, 2021